EXHBIT 10.10

                          CORNELL CAPITAL PARTNERS, LP
                          101 Hudson Street, Suite 3700
                              Jersey City, NJ 07302

                                             October 24, 2005

VIA FEDERAL EXPRESS
AND FACSIMILE (561) 828-0977


Poseidis, Inc.

222 Lakeview Ave., PMB 160
West Palm Beach, FL  33401
Attention:  Louis Pardo

     Re:  Securities   Purchase  Agreement  and  Investor   Registration  Rights
          Agreement each dated August 26, 2005.

Dear Mr. Pardo:

     Poseidis, Inc. a Florida corporation (the "Company") and Cornell Capital Partners, LP (the "Buyer") entered into a Securities Purchase Agreement ("Securities Purchase Agreement") dated August 26, 2005, pursuant to which the Company shall issue and sell to the Buyer, as provided therein, and the Buyer shall purchase up to Three Hundred Thousand Dollars ($300,000) of secured convertible debentures of which $150,000 was funded pursuant to the First Closing and $150,000 shall be funded pursuant to the Second Closing. The parties desire to fund the Second Closing upon the execution of this letter agreement and in reliance on the promises and representations set forth below.

     In connection with the Securities Purchase Agreement, the Company and the Buyer entered into an Investor Registration Rights Agreement dated August 26, 2005, ("Registration Rights Agreement") pursuant to which the Company agreed to file a Registration Statement, with the United States Securities and Exchange Commission ("SEC"). All capitalized terms not defined herein shall have the meaning assigned to them in the Securities Purchase Agreement or the Registration Rights Agreement.

     The Parties hereby agree as follows:

     1.   Securities Purchase Agreement:

          a. The Buyer hereby waives the condition to the Second Closing set forth in Section 7(b)(iv) of the Securities Purchase Agreement.



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Poseidis, Inc.
October 24, 2005
Page 2 of 1



          b. The Company shall file the Registratio Statement in compliance with the rules and regulations promulgated by the SEC for filing on or before November 30, 2005.

          c. The Company shall file a Certificate o Amendment to its Certificate of Incorporation increasing its authorized common Stock, in accordance with applicable laws, on or before November 30, 2005.

          d. The Company shall file its first amendment to the Company's Information Statement no later than October 28, 2005.

          e. In connection with the convertible debentures issued pursuant to the Securities Purchase Agreement, the Company shall not, for so long as the convertible debentures are held by Cornell Capital Partners, LP or its affiliates (as defined in Rule 144 promulgated under the Securities Act), redeem or repay the convertible debentures with proceeds from the Standby Equity Distribution Agreement between the Company and the Buyer.

     2.   Amendments to the Registration Rights Agreement

          a. The Scheduled Filing Deadline (as defined in Section 2(a) of the Registration Rights Agreement) shall be amended to mean November 30, 2005.

          b. The Scheduled Effective Deadline (as defined in the Registration Rights Agreement) shall be amended to mean February 28, 2006.

     Please indicate your agreement to the foregoing by signing below where indicated.


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Poseidis, Inc.
October 24, 2005
Page 3 of 1




                                   Sincerely,

                             CORNELL CAPITAL PARTNERS, LP

                             By:      Yorkville Advisors, LLC
                             Its:     General Partner

                             By:      /s/ Mark Angelo
                                      -------------------------------
                             Name:    Mark Angelo
                             Its:     President and Portfolio Manager


Acknowledged and Agreed on October ___, 2005:

POSEIDIS, INC.

By:      /s/ Louis Pardau dit Pardo
         -------------------------------
Name:    Louis Pardau dit Pardo
Title:   President



cc:      John Butler, Esq.
         Gallagher, Briody & Butler